Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 80,700,556 Shares
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Supplement No. 2 dated January 12, 2017
to
Prospectus dated November 2, 2016
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This Supplement No. 2 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 2, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest.

Increase in Public Offering Price
On January 12, 2017, we increased our public offering price to $16.35 per Class R share, $15.37 per Class RIA share, and $15.04 per Class I share from $15.90 per Class R share, $14.95 per Class RIA share, and $14.63 per Class I share. The increase in the public offering price is effective as of our January 13, 2017 weekly closing and first applied to subscriptions received from January 6, 2017 through January 12, 2017. In accordance with our share pricing policy, the pricing committee of our board of directors determined that an increase in the public offering price was warranted following an increase in our estimated net asset value per share to ensure that our shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share.